UNITED STATES
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2013, U.S. Concrete, Inc. ( “U.S. Concrete”) and certain subsidiaries of U.S. Concrete, as Borrowers, and certain other subsidiaries of U.S. Concrete, as Guarantors, entered into a First Amendment to Loan and Security Agreement (the “Amendment”) with the financial institutions party thereto (the “Lenders”) and Bank of America, N.A., as agent for the Lenders (the “Agent”), which amends U.S. Concrete's Loan and Security Agreement, dated as of August 31, 2012 (as amended by the Amendment, the “Loan Agreement”).

The Amendment, among other things, increased the revolving credit commitments under the Loan Agreement by $22.5 million from $80 million to $102.5 million. The expiration date of the Loan Agreement remains July 1, 2015 and the credit facility retains an uncommitted accordion feature that may allow for an increase in the total commitments under the facility to as much as $125 million. Availability under the facility is subject to certain conditions including the calculation of a borrowing base. U.S. Concrete obtained an increased lending commitment in connection with the Amendment from Capital One Leverage Finance Corp., which was a party to the Loan Agreement. In addition, U.S. Concrete added Union Bank, N.A. as an additional Lender under the Loan Agreement.

The Loan Agreement contains customary events of default and negative covenants for loan agreements of this type as well as certain financial covenants.

The preceding summary of the Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On April 1, 2013, U.S. Concrete issued a press release announcing the Amendment. A copy of this press release is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
10.1
First Amendment to Loan and Security Agreement, dated as of March 28, 2013, by and among U.S. Concrete, Inc. and the other Borrowers named therein, the Guarantors named therein, the financial institutions party thereto as Lenders and Bank of America, N.A. as agent for the Lenders.

99.1	Press Release of U.S. Concrete, Inc., dated April 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: April 1, 2013                By: _/s/ William J. Sandbrook_________________
Name: William J. Sandbrook
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1
First Amendment to Loan and Security Agreement, dated as of March 28, 2013, by and among U.S. Concrete, Inc. and the other Borrowers named therein, the Guarantors named therein, the financial institutions party thereto as Lenders and Bank of America, N.A. as agent for the Lenders.

99.1	Press Release of U.S. Concrete, Inc., dated April 1, 2013.